Exhibit 99.1

The Priceline Group Agrees to Acquire OpenTable, Inc.

The Priceline Group to hold a conference call today at 8:30 a.m. ET to discuss this transaction at http://ir.priceline.com

NORWALK, Conn., and SAN FRANCISCO, CA —June 13, 2014 . . . The Priceline Group Inc. (NASDAQ: PCLN) and OpenTable, Inc. (NASDAQ: OPEN) today announced that they have entered into a definitive agreement whereby The Priceline Group will acquire OpenTable for $103 per share in an all cash transaction valued at $2.6 billion.

“OpenTable is a great match for The Priceline Group.  They provide us with a natural extension into restaurant marketing services and a wonderful and highly-valued booking experience for our global customers,” said Darren Huston, President & CEO of The Priceline Group.  “We look forward to helping the OpenTable team accelerate their global expansion, increase the value offered to their restaurant partners, and enhance the end-to-end experience for our collective customers across desktop and mobile devices.”

With more than 15 million diners seated per month across more than 31,000 restaurants, OpenTable is the world’s leading provider of online restaurant reservations.  OpenTable has seated more than 125 million diners worldwide through its mobile solutions, which were introduced in 2008.  OpenTable’s brand is built on helping diners discover and book the perfect table and helping restaurants connect directly with their customers.

The Priceline Group is the world’s leading accommodation booking platform.  Every night, an average of more than 1 million guests stay in accommodations booked through one of The Priceline Group brands in over 480,000 properties in over 200 countries and territories worldwide.

“The Priceline Group is a leader in e-commerce innovation with global expertise in online marketing and digital customer conversion across devices, and they have an exceptional track record of customer service in dozens of languages around the world,” said Matt Roberts, CEO of OpenTable. “We couldn’t be more excited to join a group of brands leading in their space, and we look forward to the next chapter of our own journey as we continue to enhance the dining experience for our customers worldwide.”

The Boards of Directors of The Priceline Group and OpenTable have unanimously approved the transaction, which will be effected through a tender offer and is expected to close in the 3rd quarter of 2014, subject to the satisfaction of customary closing conditions, including the receipt of regulatory clearance.

OpenTable will continue to be headquartered in San Francisco, CA and will operate as an independent business led by its current management team within The Priceline Group.

Conference Call to Discuss Transaction

Darren Huston, President and CEO and Daniel Finnegan, Chief Financial Officer of The Priceline Group will discuss the transaction during a conference call on Friday, June 13, 2014 at 8:30 am ET. A live webcast of the conference call will be accessible at http://ir.priceline.com

Information About Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements reflect the views of The Priceline Group’s and OpenTable’s management regarding current expectations and projections about future events and the ability of The Priceline Group and OpenTable to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions set forth in the merger agreement, and are based on currently available information and current foreign currency exchange rates. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” or “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. The proposed transaction has not closed, and the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the possibility that expected benefits of the transaction may not be achieved in a timely manner or at all; revenues following the transaction may be lower than expected; disruption from the transaction may adversely affect OpenTable’s relationships with its customers, business partners or employees; the conditions to the completion of the transaction may not be satisfied in a timely manner or at all; and the other factors described in The Priceline Group’s and OpenTable’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the Securities and Exchange Commission. Unless required by law, neither The Priceline Group nor OpenTable undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

The tender offer described in this communication (the “Offer”) has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of OpenTable or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the

United States Securities and Exchange Commission (the “SEC”) by The Priceline Group and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by OpenTable. The offer to purchase shares of OpenTable common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed with the SEC by The Priceline Group, Inc. and Rhombus, Inc., a wholly-owned subsidiary of the Priceline Group, and the solicitation/recommendation statement will be filed with the SEC by OpenTable. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which will be named in the tender offer statement.

About The Priceline Group

The Priceline Group Inc. (NASDAQ: PCLN) is the world leader in online travel, serving consumers and partners through five primary brands - Booking.com, priceline.com, Agoda.com, KAYAK and rentalcars.com. For more information, visit PricelineGroup.com.

About OpenTable

OpenTable is the world’s leading provider of online restaurant reservations, seating more than 15 million diners per month via online bookings across more than 31,000 restaurants. The OpenTable network connects restaurants and diners, helping diners discover and book the perfect table and helping restaurants deliver personalized hospitality to keep guests coming back. The OpenTable service enables diners to see which restaurants have available tables, select a restaurant based on verified diner reviews, menus, and other helpful information, and easily book a reservation. In addition to the company’s website and mobile apps, OpenTable powers online reservations for nearly 600 partners, including many of the Internet’s most popular global and local brands. For restaurants, the OpenTable hospitality solutions enable them to manage their reservation book, streamline their operations, and enhance their service levels. Since its inception in 1998, OpenTable has seated more than 620 million diners around the world.  The Company is headquartered in San Francisco, California, and the OpenTable service is available throughout the United States, as well as in Canada, Germany, Japan, Mexico, and the UK. More information is available on http://www.opentable.com.

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For Press Information: Leslie Cafferty 203-299-8128 leslie.cafferty@pricelinegroup.com

For Investor Relations: Matthew Tynan 203-299-8487 matt.tynan@pricelinegroup.com